                                                                [EX.-99.906CERT]

                                                                  Exhibit (b)(2)


                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                              By:   /s/Stephen C. Roussin
                                                    Stephen C. Roussin
                                                    President

                                              Date: July 3, 2003


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]

                                                                [EX.-99.906CERT]

                                                                  Exhibit (b)(2)


                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                              By:   /s/Patrick J. Farrell
                                                    Patrick J. Farrell
                                                    Chief Financial Officer

                                              Date: July 3, 2003


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]